SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported)15-Feb-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

     On February 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated   15-Feb-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated          15-Feb-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date: February 15, 2002

DISTRIBUTION SUMMARY

                         Beginning              Current Perio        Accrued
          Original Current Principa  Principal  Pass-Through        Interest
Class  Face Value           Amount Distribution         Rate Distributed (1)
A-1    235258000.00    235258000.00   4881188.33     2.25000%       235258.00
A-2    543742000.00    543742000.00   1788265.80     2.21000%       534075.48
A-IO   233000000.00    233000000.00         0.00     6.50000%      1262083.33
M-1     66500000.00     66500000.00         0.00     2.93000%        86597.78
M-2     54625000.00     54625000.00         0.00     3.48000%        84486.67
B       49875000.00     49875000.00         0.00     4.48000%        99306.67
P            100.00          100.00         0.00                     42107.35
X              0.00            0.00         0.00     0.00000%            0.00
R              0.00            0.00         0.00     0.00000%            0.00
BIO     31500000.00     31500000.00         0.00     6.00000%       157500.00
Total  950000000.00    950000000.00   6669454.13                   2343915.28

                      Certificate       Ending
     Realized Loss        Interest Current Prin
         Principal      Shortfall       Amount
Class
  A-1           N/A            0.00 230376811.67
  A-2           N/A            0.00 541953734.20
 A-IO           N/A            0.00 233000000.00
  M-1          0.00            0.00  66500000.00
  M-2          0.00            0.00  54625000.00
    B          0.00            0.00  49875000.00
    P          0.00                       100.00
    X          0.00            0.00         0.00
    R          0.00                         0.00
  BIO          0.00            0.00  31500000.00

AMOUNTS PER $1,000 UNIT
                                                    Interest          Ending
                              Prin          Int Carry-forward      Curr Prin
ClassCusip            Distribution Distribution       Amount          Amount
A-1  04541GCD2         20.74823526   1.00000000   0.00000000    979.25176474
A-2  04541GCE0          3.28881308   0.98222223   0.00000000    996.71118692
A-IO 04541GCF7          0.00000000   5.41666665   0.00000000   1000.00000000
M-1  04541GCG5          0.00000000   1.30222226   0.00000000   1000.00000000
M-2  04541GCH3          0.00000000   1.54666673   0.00000000   1000.00000000
B    04541GCJ9          0.00000000   1.99111118   0.00000000   1000.00000000
P    04541GCL4          0.00000000  421073.5000   0.00000000   1000.00000000
X    04541GCK6          0.00000000   0.00000000   0.00000000      0.00000000
R    04541GCM2          0.00000000   0.00000000   0.00000000      0.00000000
BIO  04541GCN0          0.00000000   5.00000000   0.00000000   1000.00000000

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA